UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 24, 2003

PDF Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31311	25-1701361

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West San Carlos Street, Suite 700, San Jose, CA	95110

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 280-7900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

     As reported on the Current Report on Form 8-K filed on September 25, 2003, PDF Solutions, Inc. (“PDF” or the “Registrant”), a Delaware corporation, completed the acquisition of IDS Software Systems, Inc. (“IDS”), a privately-held Delaware corporation on September 24, 2003 (the “Closing Date”) in a merger (the “Merger”) of IDS with and into IDS Software Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of PDF, pursuant to the Amended and Restated Agreement and Plan of Reorganization, dated as of September 2, 2003, by and among PDF, Merger Sub, IDS and PDF Solutions, LLC (the “Agreement”).

     As a result of the Merger, each issued and outstanding share of IDS common stock was converted into the right to receive $1.52323 in cash and 0.13267 of a share of PDF common stock. A total of approximately $23,000,000 in cash was paid and 2,000,000 shares of PDF common stock were issued to the former IDS stockholders by PDF in connection with the Merger. In addition, options to acquire approximately 240,676 shares of PDF common stock were assumed in connection with the Merger.

     This Form 8-K/A amends the Form 8-K filed on September 25, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro forma Financial Information.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired

Audited financial statements of IDS for the fiscal years ended September 30, 2002 and 2001 and the unaudited financial statements for the nine months ended June 30, 2003 and 2002 required by Item 7 (a) are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

Unaudited Condensed Pro Forma Financial Statements of PDF and IDS required by this Item 7(b) are attached as Exhibit 99.2 hereto.

(c) Exhibits.

2.1*	Amended and Restated Agreement and Plan of Reorganization dated as of September 2, 2003 by and among PDF Solutions, Inc., IDS Software Acquisition Corp., PDF Solutions, LLC and IDS Software Systems, Inc.

23.1	Consent of Ernst & Young LLP, independent accountants of IDS.

99.1	Audited financial statements of IDS for the two years ended September 30, 2002 and September 30, 2001 and unaudited financial statements for the nine months ended June 30, 2003 and 2002.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of PDF and IDS as of June 30, 2003.

Unaudited Pro Forma Condensed Combined Statements of Operations of PDF and IDS for the year ended December 31, 2002 and the six months ended June 30, 2003.

*Previously filed on Current Form 8-K filed on September 25, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003

PDF Solutions, Inc. (Registrant)

By: /s/ P. Steven Melman P. Steven Melman Vice President & Chief Financial Officer

EXHIBIT INDEX

2.1*	Amended and Restated Agreement and Plan of Reorganization dated as of September 2, 2003 by and among PDF Solutions, Inc., IDS Software Acquisition Corp., PDF Solutions, LLC and IDS Software Systems, Inc.

23.1	Consent of Ernst & Young LLP, independent accountants of IDS.

99.1	Audited financial statements of IDS for the two years ended September 30, 2002 and September 30, 2001 and unaudited financial statements for the nine months ended June 30, 2003 and 2002.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of PDF and IDS as of June 30, 2003.

Unaudited Pro Forma Condensed Combined Statements of Operations of PDF and IDS for the year ended December 31, 2002 and the six months ended June 30, 2003.

*Previously filed on Current Form 8-K filed on September 25, 2003.